SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)               October 31, 2001
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                            SONOMAWEST HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



        California                     01912                      94-1069729
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(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)



      2064 HIGHWAY 116 NORTH, SEBASTOPOL, CALIFORNIA                   95472
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        (Address of Principal Executive Offices)                     (Zip Code)



                                 (707) 824-2001
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

     At the annual meeting of shareholders for SonomaWest Holdings, Inc. (the "Company") held on October 31, 2001, David J. Bugatto, Fredric Selinger, Gary L. Hess and Roger S. Mertz were elected as directors of the Company to serve until the 2002 annual meeting. Additionally, the Company's Board of Directors named Roger S. Mertz as Chairman of the Board and Thomas R. Eakin as Chief Financial Officer. Mr. Eakin replaces Gary L. Hess who resigned as President, Chief Executive Officer and Chief Financial Officer effective October 31, 2001.


ITEM 7.  EXHIBITS.

None.





                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                    SONOMAWEST HOLDINGS, INC.


Date:  November 7, 2001            By:  /s/  Roger S. Mertz
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                                       Roger S. Mertz
                                       Chairman of the Board